SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                            C U R R E N T   R E P O R T

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  October 18, 1995
                  Date of Report (Date Of Earliest Event Reported)

                               MIDLANTIC CORPORATION
          (Exact Name Of Registrant As Specified In Its Charter)

                                    New Jersey
                   (State Or Other Jurisdiction Of Incorporation)

                  0-15870                        22-2699903
          (Commission File Number)      (IRS Employer Identification No.)

                     499 Thornall Street, Metro Park Plaza
                    P.O. Box 600, Edison, New Jersey      08818
              (Address Of Principal Executive Offices)  (Zip Code)

                                 (908) 321-8000
                (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
           (Former Name Or Former Address, If Changed Since Last Report)



          ITEM 5.  OTHER EVENTS.

                    On October 18, 1995, Midlantic Corporation issued a press release containing its third quarter earnings. The press release is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

          ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

               (c)  Exhibits

                    The following Exhibits are filed with this Current Report on Form 8-K:

          Exhibit
          Number                   Description

           99.1          Press Release of Midlantic Corporation,
                         dated October 18, 1995.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  October 20, 1995

                                   MIDLANTIC CORPORATION

                                   By: /s/ Joseph H. Kott
                                   Name:  Joseph H. Kott
                                   Title: Executive Vice President
                                           and General Counsel



                                EXHIBIT INDEX

          Exhibit
          Number              Description

            99.1         Press Release of Midlantic Corporation,
                         dated October 18, 1995.